Summary Prospectus
April 30, 2019

Baillie Gifford Funds – The Positive Change
Equity Fund

Class K	Institutional Class
(BPEKX)	(BPESX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request to receive paper copies. Instead, the reports will be made available on the Fund’s website (https://www.bailliegifford.com/en/usa/professional-investor/literature/), and you will be notified by mail each time a shareholder report that includes the Fund is posted and provided with a website link to access the report. If you have already elected to receive shareholders reports electronically, your election will not be affected and you need not take any further action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime in advance of January 1, 2021 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com. If you currently receive reports in paper and wish to continue to do so after January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-394-6127 or send an email request to BGFundsReporting@bailliegifford.com. Your election to receive reports in paper will apply to all funds held in your account (whether or not they are Baillie Gifford Funds) if you invest through your financial intermediary or all funds held with the Baillie Gifford Funds complex if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 1-844-394-6127 or by emailing northamericanvehiclesteam@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2019, as supplemented or revised, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2018.

Investment Objective

The Positive Change Equity Fund seeks capital appreciation with an emphasis on investing in businesses that deliver positive change by contributing towards a more sustainable and inclusive world.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Class K	Institutional Class
None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(b)	2.71%	2.71%
Total Annual Fund Operating Expenses	3.21%	3.21%
Fee Waiver and/or Expense Reimbursement(c)	-2.56%	-2.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or	0.65%	0.65%

Baillie Gifford Funds – Summary Prospectus

	Class K	Institutional Class
Expense Reimbursement(c)

(a)              The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited (the “Manager”).

(b)              While Other Expenses for the last fiscal year were the same for Institutional Class and Class K, Other Expenses for Institutional Class are expected to be higher than those of Class K in the future, since Institutional Class is expected to bear sub-accounting expenses.

(c)              The Manager has contractually agreed to waive its fees and/or bear Other Expenses of the Fund until April 30, 2020 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed 0.65% for Class K and Institutional Class shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust. Because this cap of 0.65% excludes sub-accounting expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Institutional Class are expected to exceed the cap in the future.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$65	$65
3 Years	$748	$748
5 Years	$1,455	$1,455
10 Years	$3,335	$3,335

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses” above, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to meet its objective by investing in a global portfolio of equities, which include common stock and other equity securities, of issuers located in countries of developed, emerging, and frontier markets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests predominantly in securities issued by companies located in countries represented in the MSCI ACWI Index, cash and cash equivalents.

The Fund may invest in equity securities either directly or indirectly, such as through depositary receipts and may invest in preferred stocks, convertible securities and warrants. The Fund may invest in issuers of any market capitalization and may participate in initial public offerings (“IPOs”).

The portfolio managers select companies without regard to the MSCI ACWI benchmark. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academics. Stock ideas will be researched to assess a range of factors, including: geographic and industry positioning, competitive advantage, management, financial strength and valuation. The intended outcome is a portfolio of between 25-50 growth companies with the potential to outperform the benchmark over the long term and which the portfolio managers consider to have core ambitions of delivering a positive change in at least one of the following areas: social inclusion and education, healthcare, the environment, and addressing basic needs and aspirations of the world’s poorest populations. In order to assess positive change in these areas, the Manager will monitor the progress of each issuer using metrics and/or milestones designed by the Manager. With respect to each area, the Manager pursues an active, positive approach; investment decisions are generally not made on the basis of negative “screening” of companies viewed as socially irresponsible.

The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically 5-10 years), which results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook.

The Fund may invest without limitation in securities quoted or denominated in currencies other than the U.S.

Baillie Gifford Funds – Summary Prospectus

dollar and may hold such currencies. The Fund may engage in currency hedging in an attempt to preserve the Fund’s investments in U.S. dollar terms, which may be accomplished using such instruments as currency forwards, currency spot transactions and related options.

Principal Risks

The Fund’s net asset value and returns will be impacted by the performance of the underlying investments of the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Fund.

The principal risks of investing in this Fund (in alphabetical order after the first five risks) are:

-               Investment Style Risk – The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index.  The Manager’s judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index.  There can be no assurance that the Manager’s investment decisions will produce the desired results.

-               Growth Stock Risk – The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

-               Long-Term Investment Strategy Risk – The Fund pursues a long-term investment approach, typically seeking returns over a period of five to ten years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over the short term, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations in the value of the Fund’s portfolio.

-               Non-Diversification Risk – Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or those few issuers, and could be more volatile than the performance of diversified funds.

-               Impact Risk – Under certain circumstances the Fund’s positive change objectives set for each company, as determined by the Manager, may not be achieved. In some circumstances, companies could ultimately have a negative impact. See also “Socially Responsible Investing Risk.”

-               Asia Risk - Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.

-               China Risk – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations, and custody risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

-               Conflicts of Interest Risk – The Manager’s relationships with the Fund’s institutional investor base may give rise to various conflicts of interest, since the Manager will sometimes have an incentive to favor those shareholders over other shareholders in the Fund. In addition, the Manager serves as investment adviser to various clients other than the Fund, some of whom may pursue strategies that are substantially similar or nearly identical to investment strategies pursued by the Fund. This “side-by-side” management may give rise to various conflicts of interest, including, for example, in connection with the fair allocation of trades among the Manager’s clients or the sharing of different, more, or more timely information regarding investment performance,

Baillie Gifford Funds – Summary Prospectus

portfolio holdings, strategy developments and/or the Manager’s general market outlook.

-               Currency and Currency Hedging Risk – The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, the Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non-U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

-               Emerging Markets Risk – To the extent the Fund invests in emerging market securities, the Fund may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed markets.

-               Equity Securities Risk – Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

-               Focused Investment Risk – Should the Fund focus its investments in related, or a limited number of, countries, regions, sectors, or companies, this would create more risk and greater volatility than if the Fund’s investments were less focused.

-               Frontier Markets Risk – Investments in frontier markets may be more volatile and less liquid than investments in more developed markets or in other emerging market countries. Emerging markets risk may be especially heightened in frontier markets.

-               Information Technology Risk – Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

-               IPO Risk – The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

-               Japan Risk – The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Japan’s economy is characterized by an aging demographic, declining population, large government debt, and a highly regulated labor market. In the longer term, Japan will have to address the effects of an aging population, including the impact of a shrinking work force and higher welfare costs. Japan’s economic recovery has been affected by economic distress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region. Such environmental catastrophes have caused Japan’s financial markets to fluctuate dramatically. Japan continues to be subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Japanese economy.

-               Large Capitalization Securities Risk – Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and medium-sized companies. Larger companies may be unable to respond as quickly as smaller and medium-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to achieve or maintain growth at the high rates that may be achieved by well-managed smaller and medium-sized companies.

-               Liquidity Risk – The Fund’s investments may be subject to low trading volume, lack of a market maker, or regulatory restrictions. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price. The Fund may also hold large positions in securities of particular issues, which may decrease the liquidity of the Fund’s investments.

-               Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets and by changes in non-U.S. and U.S. economic and political conditions.

-               Market Risk – The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in securities market prices may reduce the net asset value of the Fund’s shares.

-               New and Smaller-Sized Funds Risk – New Funds and smaller-sized Funds will be subject to greater liquidity risk due to their smaller asset bases. A Fund that has been recently formed will have limited or no

Baillie Gifford Funds – Summary Prospectus

performance history for investors to evaluate and may not reach or maintain a sufficient asset size to effectively implement its investment strategy.

-               Non-U.S. Investment Risk – Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

-               Service Provider Risk - The Fund will be affected by the Manager’s investment techniques, analyses, assessments and employee retention. Similarly, adverse events or performance failures at a service provider, such as human error, inadequate controls or insolvency, have the ability to adversely affect the Fund.

-               Settlement Risk - The Fund may experience delays in settlement due to the different clearance and settlement procedures in non-U.S. countries. Such delays may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, or prevent the Fund from selling securities at times and prices it considers desirable.

-               Small- and Medium-Capitalization Securities Risk - Securities of small- and medium-capitalization companies can be more volatile due to various factors including more limited product lines, financial and management resources and market distribution channels, as well as shorter operating histories and potentially reduced liquidity, especially during market declines, than the securities of larger, more established companies.

-               Socially Responsible Investing Risk - The Fund’s incorporation of environmental, social and/or governance considerations in its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their strategy or investment processes. As a result, such Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. See also “Impact Risk.”

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year and by comparing the Fund’s average annual total returns with those of the Fund’s benchmark. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns – Institutional Class Shares

HighestQuarterly Return 7.96% (Q3, 2018)

Lowest Quarterly Return -16.32% (Q4, 2018)

In the table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Institutional Class shares only, and after-tax returns for other Classes will vary. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements. A description of the Fund’s comparative index and details regarding the calculation of the Fund’s class-by-class performance are provided in the section of the Prospectus entitled “Additional Performance Information”.

Average Annual Total Returns for Periods Ended December 31, 2018	1 Year	Since Fund Inception (12/14/2017)
Institutional Class Returns Before Taxes	-0.59%	0.96%
Institutional Class Returns After Taxes on Distributions	-0.59%	0.96%
Institutional Class Returns After Taxes on Distributions and Sale of	-0.35%	0.73%

Baillie Gifford Funds – Summary Prospectus

Average Annual Total Returns for Periods Ended December 31, 2018	1 Year	Since Fund Inception (12/14/2017)
Fund Shares
Class K Returns Before Taxes	-0.59%	0.96%
Comparative Index
(reflects no deduction for fees, expenses, or taxes)
MSCI ACWI Index(1)	-8.93%	-7.17%

(1)                                        The source of the index data is MSCI Inc. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This Prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

Updated information on the Fund’s investment performance can be obtained by visiting http://USmutualfund.bailliegifford.com.

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year commenced Service with the Fund
Julia Angeles	Portfolio Manager	2017
Kate Fox	Portfolio Manager	2017
Kirsty Gibson	Portfolio Manager	2017
Lee Qian	Portfolio Manager	2017
William Sutcliffe	Portfolio Manager	2017

Purchasing and Selling Fund Shares

To purchase or redeem shares of the Fund through an intermediary, please contact your intermediary directly.

Other investors may purchase or redeem shares on any day the New York Stock Exchange is open for trading directly from the Fund’s transfer agent, Bank of New York Mellon, by written request, as further described in the sections below entitled “Shares—How to Buy Shares” and “Shares—How to Sell Shares”. The initial and subsequent investment minimums for the Fund shares are as follows:

Class of Shares	Minimum Initial	Minimum Subsequent

	Investment(1)	Investment(1)
Class K	$10 million	None
Institutional Class	None	None

(1)              If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

The Manager and Baillie Gifford Funds Services LLC, the Fund’s distributor, each reserves the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Tax

The Fund intends to make distributions that will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan. If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for services the intermediary provides to Fund shareholders. These payments are not primarily intended to result in the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.